FINANCIAL ASSETS (Details) - USD ($) $ in Millions	Dec. 31, 2023	Dec. 31, 2022
Current:
Marketable securities	$ 631	$ 838
Foreign currency forward contracts	23	124
Cross currency interest rate swaps	42	111
Loans and receivables	68	29
Other	170	290
Total current	934	1,392
Non-current:
Marketable securities	178	169
Foreign currency forward contracts	0	35
Cross currency interest rate swaps	120	183
Loans and receivables	75	30
Other	234	304
Total non-current	$ 607	$ 721